                                  SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement                   [ ]  Confidential, for use of
[X]  Definitive proxy statement                         the Commission only (as
[ ]  Definitive additional materials                    permitted by Rule
[ ]  Soliciting material pursuant to Rule 14a-12        14a-6(e)(2))

                              ULTRA PETROLEUM CORP.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)   Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount Previously Paid:

              -----------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

         3)   Filing Party:

              -----------------------------------------------------------------

         4)   Date Filed:

              -----------------------------------------------------------------

                             ULTRA PETROLEUM CORP.
                 363 NORTH SAM HOUSTON PARKWAY EAST, SUITE 1200
                              HOUSTON, TEXAS 77060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2003

To the Shareholders of Ultra Petroleum Corp:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "ANNUAL MEETING") of Ultra Petroleum Corp. (the "CORPORATION") which will be held at the Sofitel Hotel, 425 N. Sam Houston Parkway E., Houston Texas, on Thursday, June 5, 2003 at 10:00 a.m. CST, for the following purposes:

          1. To receive the financial statements of the Corporation for the fiscal year ended December 31, 2002 together with the auditor's report thereon;

          2. To elect the Board of Directors to serve until their successors are duly elected and qualified;

          3. To ratify the appointment of KPMG LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2003 and authorize the directors to fix the auditor's remuneration; and

          4. To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

     The specific details of the matters proposed to be put before the Annual Meeting are set forth in the proxy statement accompanying and forming part of this notice.

     Only shareholders of record at the close of business on April 22, 2003 (the "RECORD DATE") are entitled to notice of the Annual Meeting and any adjournments or postponements thereof. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date. Each common share is entitled to one vote per share. Whether or not you plan to attend the Annual Meeting, we request that you sign and date the enclosed proxy and mail it in the stamped, pre-addressed envelope enclosed or deposit it with the transfer agent, Computershare Trust Company of Canada, Proxy Dept. 100, University Avenue 9th Floor, Toronto, Ontario, M5J 2Y1. In order to be valid and acted upon at the Annual Meeting, forms of proxy must be received at the aforesaid address by 9:00 a.m. EST on June 3, 2003.

                                          Sincerely,

                                          /s/ MICHAEL D. WATFORD

                                          MICHAEL D. WATFORD
                                          Chief Executive Officer

May 2, 2003

                             ULTRA PETROLEUM CORP.
                 363 NORTH SAM HOUSTON PARKWAY EAST, SUITE 1200
                              HOUSTON, TEXAS 77060

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 5, 2003

                            SOLICITATION OF PROXIES

     This proxy statement is being furnished in connection with the solicitation of proxies by the management of Ultra Petroleum Corp. (the "CORPORATION") for use at the Annual Meeting (the "ANNUAL MEETING") of shareholders of the Corporation, to be held on June 5, 2003 at 10:00 a.m. CST, at the Sofitel Hotel, 425 N. Sam Houston Parkway E., Houston, Texas and at any adjournments or postponements thereof, for the purposes set forth in this proxy statement.

     This proxy statement and the enclosed form of proxy are first being mailed to the Corporation's shareholders on or about May 2, 2003. Only shareholders of record on April 22, 2003 (the "RECORD DATE") are entitled to notice of the Annual Meeting. Shareholders of record will be entitled to vote those shares owned by them as of the Record Date. The Corporation's annual report to shareholders for the year ended December 31, 2002 is also being mailed to shareholders contemporaneously with this proxy statement, although the annual report does not form a part of the materials for the solicitation of proxies. The contents of this proxy statement have been approved by the Board of Directors of the Corporation.

PERSONS OR COMPANIES MAKING THE SOLICITATION

     The enclosed proxy is being solicited by management. The cost of solicitation of proxies by management will be borne by the Corporation. Solicitations will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Corporation. The Corporation will reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining authorization from their principals to execute the proxy. No solicitation will be made by specifically engaged employees or soliciting agents.

APPOINTMENT AND REVOCATION OF PROXIES

     A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS NAMED IN THE PROXY TO ATTEND AND ACT ON HIS BEHALF AT THE ANNUAL MEETING. TO EXERCISE THIS RIGHT, A SHAREHOLDER SHALL STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AND INSERT THE NAME OF HIS NOMINEE IN THE BLANK SPACE PROVIDED, OR COMPLETE ANOTHER PROXY. The persons named as proxies in the enclosed proxy are directors or officers of the Corporation.

     THE COMPLETED PROXY MUST BE DATED AND SIGNED AND THE DULY COMPLETED PROXY MUST BE RECEIVED BY THE CORPORATION'S TRANSFER AGENT, COMPUTERSHARE TRUST COMPANY OF CANADA, PROXY DEPT., 100 UNIVERSITY AVENUE 9TH FLOOR, TORONTO, ONTARIO, M5J 2Y1 BY 9:00 A.M. EST ON JUNE 3, 2003.

     The proxy must be signed by the shareholder or by his duly authorized attorney. If signed by a duly authorized attorney, the proxy must be accompanied by the original power of attorney or a notarially certified copy thereof. If the shareholder is a corporation, the proxy must be signed by a duly authorized attorney, officer, or corporate representative, and must be accompanied by the original power of attorney or document whereby the duly authorized officer or corporate representative derives his power, as the case may be, or a notarially certified copy thereof. The Chairman of the Annual Meeting has discretionary authority to accept or reject proxies which do not strictly conform to the foregoing requirements.

     In addition to revocation in any other manner permitted by law, a shareholder may revoke a proxy by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid,

(b) signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out above) and depositing it either at the place and within the time aforesaid or with the Chairman of the Annual Meeting on the day of the Annual Meeting or on the day of any adjournments thereof, or (c) registering with the scrutineer at the Annual Meeting as a shareholder present in person, whereupon such proxy shall be deemed to have been revoked.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

     On any poll, the persons named in the proxy will vote the shares in respect of which they are appointed, and where direction is given by the shareholder in respect of voting for or against any resolution, will do so in accordance with such direction. A majority of the votes cast on any matter presented is necessary to approve any such matter.

     In the absence of any direction in the proxy, it is intended that such shares will be voted in favor of each of the proposals referred to in the proxy. The proxy, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Annual Meeting. At the date of this proxy statement, management of the Corporation is not aware of any such amendments, variations or other matters to be presented for action at the Annual Meeting. However, if any other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be voted on such matters in accordance with the best judgment of the persons named in the enclosed proxy.

VOTING OF COMMON SHARES -- ADVICE TO BENEFICIAL HOLDERS OF SECURITIES

     A substantial number of the Corporation's shareholders do not hold common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this proxy statement as "BENEFICIAL SHAREHOLDERS") should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized, acted upon or voted at the Annual Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the Beneficial Shareholder's name on the records of the Corporation. Such shares will more likely be registered under the name of the Beneficial Shareholder's broker or an agent of that broker.

     Pursuant to the rules of the American Stock Exchange ("AMEX"), shares held by brokers or their nominees can be voted on most proposals for which they did not receive instructions from Beneficial Shareholders for whom such shares are held if proxy materials have been transmitted by such brokers to the Beneficial Shareholders in accordance with AMEX rules and the broker or nominee does not have knowledge of any contest as to the actions to be taken at the meeting. However, brokers and nominees are not permitted under any circumstances to vote shares they hold on behalf of Beneficial Shareholders without directions from such Beneficial Shareholders if the proposal to be voted upon involves a merger, consolidation or other matter which may substantially affect the rights of shareholders. If a broker does not have authority to vote on certain matters, but is permitted to vote on other matters, as described above, the broker will only provide a proxy for those proposals for which the broker has authority to vote. A proxy which votes on one matter, but indicates that the record holder does not have the authority to vote on other matters is referred to as a "broker non-vote".

     Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Annual Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the broker how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC") in Canada and ADP Investor Communication Services ("ADP") in the United States. IICC and ADP typically apply a special sticker to the proxy forms, mail those forms to the Beneficial Shareholders and ask Beneficial Shareholders to return the proxy forms to IICC for Canada and ADP for the United States. IICC and ADP then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the Annual Meeting. A Beneficial Shareholder receiving a proxy with an IICC or ADP sticker on it cannot use that proxy to vote shares directly at the Annual Meeting, rather the proxy must be returned to IICC or ADP well in advance of the Annual Meeting in order to have the shares voted.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     On the Record Date, the Corporation's outstanding voting securities consisted of 74,087,668 common shares without par value, each share carrying the right to one vote on each matter to be voted on by shareholders at the Annual Meeting. Under Yukon Territory law, shareholders may vote either by a show of hands or by poll. At the Annual Meeting, all matters will be submitted to shareholders by poll. In a vote by poll, every shareholder shall have one vote for each common share of which he is the holder.

     Only shareholders of record at the close of business on April 22, 2003 who either personally attend the Annual Meeting or who complete and deliver a proxy in the manner and subject to the provisions set out under the heading "Appointment and Revocation of Proxies", will be entitled to have his or her shares voted at the Annual Meeting or any adjournments or postponements thereof.

     The holders of a majority of the total common shares issued and outstanding on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum is present under Yukon Territory law, broker non-votes and abstentions count towards the establishment of a quorum. The election of directors requires the affirmative vote of the holders of 5% of the issued and outstanding common shares, present in person or by proxy, at the Annual Meeting; and the ratification of KPMG LLP requires the affirmative vote of the holders of a majority of common shares cast, in person or by proxy, at the Annual Meeting. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for these matters so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

                       BENEFICIAL OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with respect to ownership of the Corporation's common shares as to (a) all persons known to the Corporation to be the beneficial owners of more than five percent of the Corporation's outstanding common shares, (b) each director, (c) each nominee for director, (d) each of the executive officers named in the Summary Compensation Table, and (e) all executive officers and directors of the Corporation as a group. To the Corporation's knowledge, and based on a review of public filings made with the Securities and Exchange Commission (the "COMMISSION") as of the Record Date, the Corporation did not have any beneficial owners of more than five percent of the Corporation's common shares. Unless otherwise indicated, all common shares are owned directly and each owner has sole voting and investment power with respect to such shares.

     The information as to shares beneficially owned or over which the below-named officers and directors exercise control or direction that is not within the knowledge of the Corporation has been furnished by the respective officers and directors individually.

                                                                                PERCENT OF
NAME OF BENEFICIAL OWNER                              AMOUNT OF COMMON SHARES    CLASS(a)
------------------------                              -----------------------   ----------
Directors and Executive Officers:
Michael D. Watford(b)...............................         3,041,681             4.0%
W. Charles Helton(c)................................           748,329             1.0%
James E. Nielson(d).................................           170,000               *
Robert E. Rigney(e).................................           801,174             1.1%
James C. Roe(f).....................................           312,170               *
F. Fox Benton III(g)................................         1,072,900             1.4%
Charlotte Kauffman(h)...............................           319,250               *
Stephen Kneller(i)..................................           322,745               *
George M. Patterson(j)..............................           219,250               *
Brian Ault(k).......................................           198,500               *
Common shares all directors and executive officers
  own as a group (10 persons)(l)....................         7,205,999             9.7%

---------------

 *  Less than 1%

(a)  As of April 22, 2003 there were 74,087,668 common shares outstanding.

(b)  Includes 2,100,000 common shares issuable upon exercise of vested options.

(c) Includes 355,000 common shares issuable upon exercise of vested options. This total includes 20,000 shares owned by the Helton Family Foundation of which Dr. Helton has shared voting power.

(d)  Includes 135,000 common shares issuable upon exercise of vested options.

(e) Includes 135,000 common shares issuable upon exercise of vested options. This total also includes 686,174 shares as to which Mr. Rigney has shared voting power.

(f)  Includes 85,000 common shares issuable upon exercise of vested options.

(g) Includes 462,500 common shares issuable upon exercise of vested options. This total also includes 110,000 shares owned by Moreno Energy and 300,000 shares owned by Benton Asset Partners, of which Mr. Benton has shared voting power.

(h)  Includes 288,750 common shares issuable upon exercise of vested options.

(i)  Includes 297,500 common shares issuable upon exercise of vested options.

(j)  Includes 76,250 common shares issuable upon exercise of vested options.

(k)  Includes 192,500 common shares issuable upon exercise of vested options.

(l)  Includes 4,127,500 common shares issuable upon exercise of vested options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Commission and any exchange or other system on which such securities are traded or quoted, initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Corporation.

     To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that all reporting obligations of the Corporation's officers, directors and greater than 10% shareholders under Section 16(a) were satisfied during the year ended December 31, 2002.

                      STATEMENT OF EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation (on a consolidated basis) during the periods indicated to persons described below (the "NAMED EXECUTIVE OFFICERS").

                                 ANNUAL COMPENSATION        LONG-TERM COMPENSATION
                              --------------------------   -------------------------
                                                                    AWARDS
                                                           -------------------------
                                                           RESTRICTED     SECURITIES
                                                            SHARES OR     UNDERLYING
                                                           RESTRICTED      OPTIONS      ALL OTHER
NAME AND                       SALARY           BONUS      SHARE UNITS     GRANTED     COMPENSATION
PRINCIPAL POSITION     YEAR    (US$)         (US$)(1)(2)       (#)           (#)          (US$)
------------------     ----   --------       -----------   -----------    ----------   ------------
Michael D. Watford...  2002   $290,000        $793,600          --         100,000        $  --
  Chairman of the      2001   $285,833        $636,000          --         250,000        $  --
  Board, CEO &         2000   $240,000        $240,000          --         250,000        $  --
  President
Charlotte Kauffman...  2002   $120,000        $ 82,720          --          25,000        $  --
  Corporate Secretary  2001   $104,167        $110,750          --          60,000        $  --
  and General          2000   $100,000        $ 75,000          --         100,000        $  --
  Counsel
Stephen Kneller......  2002   $120,000        $125,300          --          50,000        $  --
  VP Exploration       2001   $103,375        $139,300          --          75,000        $  --
  Domestic             2000   $ 99,000        $ 90,000          --         100,000        $  --
Fox Benton III.......  2002   $115,000        $119,300          --          50,000        $  --
  Chief Financial      2001   $104,375        $123,300          --          75,000        $  --
  Officer              2000   $ 90,000        $ 67,500          --         100,000        $  --
George M.              2002   $125,000        $119,300          --          35,000        $  --
  Patterson..........
  VP Exploration       2001   $ 67,708(3)     $ 45,000          --          50,000        $  --
  Int'l                2000   $     --        $     --          --              --        $  --

---------------

(1) Represents cash and stock issued for services rendered in such year. Michael Watford received stock at a value of $503,600 in 2002 and $375,000 in 2001; Charlotte Kauffman received stock at a value of $17,720 in 2002 and $45,750 in 2001; Stephen Kneller and Fox Benton received stock at a value of $44,300 in 2002 and $53,300 in 2001; and George M. Patterson received stock at a value of $44,300 in 2002.

(2) Bonuses were paid in the year after the date indicated to reflect accomplishments in the year indicated.

(3) Mr. Patterson joined the Corporation in July 2001.

COMPENSATION OF DIRECTORS

     Directors who are not officers of the Corporation are not currently paid any fees for their services as directors other than expenses for travel to the board meetings. During the year ended December 31, 2002, no cash compensation was paid or payable to directors or entities controlled by directors except for compensation paid to the Named Executive Officers as described above. Directors are also entitled to participate in Ultra's 2000 Stock Incentive Plan, and are entitled to an annual automatic award of options to purchase 20,000 common shares thereunder. As of December 31, 2002, options to purchase an aggregate of 730,000 common shares were outstanding in favor of current directors who are not officers of the Corporation. As of December 31, 2002 an aggregate of 20,000 common shares were issued to current directors who are not officers of the Corporation based on the Company obtaining its goals for 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Messrs. Rigney, Helton and Nielson, with Mr. Rigney acting as its Chairman. None of the members of the Compensation Committee are former officers of the Corporation or had any relationship requiring disclosure pursuant to the Exchange Act under this caption.

EMPLOYMENT AGREEMENTS

     The Corporation has an employment contract with Michael D. Watford, the Corporation's Chairman, Chief Executive Officer and President. The contract provides for an initial term of three years commencing February 1, 2001 that will be automatically extended for successive one-year periods with a 90 day written notice for early termination. The agreement provides for a base salary of $290,000, which is subject to an annual adjustment based upon a review of Mr. Watford's compensation by the Corporation's Compensation Committee. Any adjustments to Mr. Watford's compensation will be based on performance and then-current market conditions for comparable positions. The contract also provides for an annual incentive compensation award ranging between 50% and 100% of Mr. Watford's salary as determined by the Compensation Committee and recommended by the Compensation Committee to the Board for approval, and a retention bonus. Mr. Watford's annual retention bonus consists of 250,000 common shares if he continues his employment with the Corporation. These shares shall vest in four equal parts at six-month intervals subject to the terms and conditions of the 2000 Stock Incentive Plan. In addition, the Board may consider the grant of options on an annual basis based upon performance.

     In connection with the execution of his employment agreement, Mr. Watford received a one-time award of options to purchase 250,000 of the Corporation's common shares, with an expiration period of ten years. All of the options have vested in accordance with the Corporation's 2000 Stock Incentive Plan. In the event Mr. Watford is terminated prior to the end of his contract other than for just cause, Mr. Watford would be paid a severance of three times Mr. Watford's salary for the 12 months immediately preceding the termination. Upon termination of the agreement and Mr. Watford's employment by the Corporation other than for just cause, all previously awarded stock options which have not previously vested shall vest immediately in full.

     The Corporation has an employment contract with Fox Benton III, the Corporation's Chief Financial Officer. The contract provides for an initial term of three years commencing February 1, 2001 that will be automatically extended for successive one-year periods with a 90 day written notice for early termination. The agreement provided for a base salary of $105,000, and was adjusted during 2002 to his present salary of $120,000, and is subject to an annual adjustment based upon a review of Mr. Watford's compensation by the Corporation's Compensation Committee. Any adjustments to Mr. Benton's compensation will be based on performance and then-current market conditions for comparable positions. The contract also provides for an annual incentive compensation award of up to 70% of Mr. Benton's salary as determined by the Compensation Committee and recommended by the Compensation Committee to the Board for approval. In addition, the Board may consider the grant of options on an annual basis based upon performance.

     In connection with the execution of his employment agreement, Mr. Benton received a one-time award of options to purchase 75,000 common shares, with a term of ten years. The options have vested in accordance with the Corporation's 2000 Stock Inventive Plan. In the event Mr. Benton is terminated prior to the end of his contract other than for just cause, Mr. Benton would be paid a one-time severance package equal to two times Mr. Benton's salary for the 12 months immediately preceding the termination. Upon termination by the Corporation of the agreement and Mr. Benton's employment other than for just cause, all previously awarded stock options which have not previously vested shall vest immediately in full.

OPTIONS AND STOCK APPRECIATION RIGHTS

          OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

                                            % OF TOTAL                                     GRANT
                           SECURITIES        OPTIONS                                        DATE
                           UNDERLYING       GRANTED TO    EXERCISE OR BASE                PRESENT
                         OPTIONS GRANTED   EMPLOYEES IN       PRICE(1)       EXPIRATION    VALUE
NAME                           (#)         FISCAL YEAR     (US$/SECURITY)       DATE      (US$)(2)
----                     ---------------   ------------   ----------------   ----------   --------
Michael D. Watford.....      100,000            13%            $8.86          5-6-2012    $459,910
Charlotte Kauffman.....       25,000             3%            $8.86          5-6-2012    $114,978
Stephen Kneller........       50,000             7%            $8.86          5-6-2012    $229,955
Fox Benton III.........       50,000             7%            $8.86          5-6-2012    $229,955
George M. Patterson....       35,000             5%            $8.86          5-6-2012    $160,969

---------------

(1) Exercise price is based on the previous 5 days average closing price on the AMEX on the grant date.

(2) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model used the grant date of May 6, 2002 for all the officers on the table and assumed a stock price volatility of 30 percent, a risk-free rate of return of 4.85 percent and an expected option life of ten years. There were no adjustments made to the model for risk of forfeiture. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model.

             AGGREGATED OPTION EXERCISES IN MOST RECENTLY COMPLETED
                      FISCAL YEAR AND FY-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                                                            UNDERLYING         VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                            SECURITIES    AGGREGATE    AT DECEMBER 31, 2002      DEC. 31, 2002(1)
                             ACQUIRED       VALUE          EXERCISABLE/            EXERCISABLE/
                            ON EXERCISE    REALIZED       UNEXERCISABLE            UNEXERCISABLE
NAME                            (#)         (US$)              (#)                     (US$)
----                        -----------   ----------   --------------------   -----------------------
Michael D. Watford........    125,000     $1,017,500     2,075,000/50,000       $17,806,250/$52,000
Charlotte Kauffman........     20,000     $  138,366       282,500/12,500          2,309,000/13,000
Stephen Kneller...........     40,000     $  298,923       285,000/25,000          2,029,150/26,000
Fox Benton III............         --            N/A       450,000/25,000          3,709,250/26,000
George M. Patterson.......         --            N/A        67,500/17,500            278,700/18,200

---------------

(1) The closing price of the common shares on the AMEX on December 31, 2002 was $9.90.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its common shares with the cumulative total return of the Toronto Stock Exchange (the "TSE") 300 Composite Index, and first became listed on the American Stock Exchange January 17, 2001. For this purpose, the yearly percentage change in the Corporation's cumulative total shareholder return is calculated by dividing (a) the sum of the dividends paid during the "measurement period," and the difference between the price for the Corporation's shares at the end and the beginning of the measurement period, by (b) the price for the Corporation's common shares at the beginning of the measurement period. "Measurement period" means the period beginning at the market close on the last trading day before the beginning of the Corporation's fifth preceding fiscal year, through and including the end of the Corporation's most recently completed fiscal year.

(PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Ultra Petroleum
  Corp.                 $100       $21      $ 17      $ 68      $167      $266
 TSE-300 Composite
  Index                 $100       $97      $126      $133      $115      $ 99

                              CORPORATE GOVERNANCE

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

     This statement of corporate governance practices is made pursuant to the policies and guidelines (the "GUIDELINES") of the TSE. The Guidelines are consistent with policies addressed by the American Stock Exchange ("AMEX") as well. The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees, and the effectiveness and education of board members.

     The Corporation's Board of Directors and senior management considers effective corporate governance to be central to the proper operation of the Corporation and the interests of its shareholders and other stakeholders. This disclosure statement has been prepared by the Corporate Governance Committee of the Board and has been approved by the Board of Directors.

MANDATE OF THE BOARD

     The Board of Directors has explicitly acknowledged responsibility for the management of the business and affairs of, and to act with a view to the best interests of, the Corporation. The mandate of the Board to deal with this responsibility is expressed to include, among other matters:

          (a) the adoption of a strategic planning process;

          (b) the identification on a regular basis of the principal risks of the Corporation's business and the establishment of appropriate systems to manage these risks;

          (c) the assessment of management performance, considering succession planning, and taking responsibility for appointing, training and monitoring senior management;

          (d) establishing a policy to facilitate communications with shareholders and others involved with the Corporation;

          (e) addressing the integrity of the Corporation's internal control and management information systems; and

          (f) considering, from time to time, matters that pertain to the Corporation operating in a foreign country or countries.

BOARD COMPOSITION AND INDEPENDENCE FROM MANAGEMENT

     The Board believes that three of the five current directors and three of the five nominated directors are "unrelated directors" and that the remainder may be considered to be "related directors" within the meaning of the Guidelines. An "unrelated director" under the Guidelines is a director who is independent of management and free from any interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act, other than interests arising from shareholdings. In defining an "unrelated director," the Guidelines place emphasis on the ability of a director to exercise objective judgment.

     In deciding whether a particular director was a "related director" or an "unrelated director" for purposes of the Guidelines, the Board of Directors examined the factual circumstances of each director and considered them in the context of other relevant factors. Its determination was made based solely with regard to the language of the Guidelines. The Board also concluded that no director would be unable to be sensitive to potential conflicts of interest, to act objectively or to perform his duties in the best interests of the Corporation.

     The Board has considered the Guidelines' recommendations regarding additional structures or procedures to ensure the Board of Directors' independence from management and concluded that the Corporation's existing governance practices are sufficient. All directors are expected to exercise prudent business judgment at all times.

     Mr. Watford serves as Chairman of the Board of Directors. The TSE states that the independence of a board is most simply assured by appointing a Chair who is not a member of management. The Board has considered the issue of an independent chair of the Board. In light of Mr. Watford's guidance in the successful development of the business of the Corporation, the Board considers him uniquely suited to fulfill the role of Chair at meetings of the Board of Directors.

     The Board has encouraged management to identify opportunities for the Corporation and expects to assess and respond to risks associated in cooperation with management. These expectations have been met to date.

DECISIONS REQUIRING BOARD APPROVAL

     The Board of Directors does not have a formal policy setting out which matters must be brought by management to the Board for approval. There is a clear understanding between management and the Board that all transactions and other matters of a material nature should be presented for consideration and, if appropriate, approval by the Board, including the hiring or termination of any member of senior management. It is recognized that, from time to time, it may be appropriate for an individual director, or group of them, to engage an outside advisor at the expense of the Corporation. Such engagement would be subject to the approval of the Board of Directors.

BOARD COMMITTEES

     The Board of Directors has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Corporate Governance Committee. The Board may add new committees or remove existing committees as it deems advisable for purposes of fulfilling its primary responsibilities. Each committee will perform its duties as assigned by the Board of Directors in compliance with the Corporation by-laws. The committees and their mandates are outlined below:

          (i) Audit Committee: The Audit Committee is comprised of Messrs. Nielson, Roe and Helton, with Mr. Nielson acting as its Chairman, all of whom are independent as defined in Section 121(A) of the AMEX's listing standards. The Audit Committee is responsible for reviewing the scope and audit plan of the independent auditor's examinations of the Corporation's financial statements and receiving and reviewing the reports of the independent auditor. The Audit Committee also meets with the independent auditor, conducts internal audits and investigations, receives recommendations or suggestions for changes in accounting procedures and initiates or supervises any special investigations it may choose to undertake. The Audit Committee has authority to appoint the Corporation's independent auditors. The Audit Committee met four times during the last year.

          (ii) Compensation Committee: The Compensation Committee is comprised of Messrs. Rigney, Helton and Nielson, with Mr. Rigney acting as its Chairman. The Compensation Committee makes recommendations to the Corporation's Board of Directors with respect to the nature and amount of all compensation of the Corporation's officers, including recommendations on the Corporation's 2000 Stock Incentive Plan. The Compensation Committee determines the compensation of the CEO. The Compensation Committee met two times during the last year.

          (iii) Nominating Committee: The Nominating Committee of the Corporation is comprised of Messrs. Helton, Nielson and Watford, with Dr. Helton acting as its Chairman. This committee determines nominees to the Board of Directors. The Nominating Committee will not consider nominees recommended by security holders. The Nominating Committee met one time during the last year.

          (iv) Corporate Governance Committee: The Corporate Governance Committee is comprised of Messrs. Roe, Nielson and Helton, with Mr. Roe acting as Chairman. The Corporate Governance Committee is responsible for reviewing and determining corporate governance duties and procedures and, where necessary, making recommendations to the Board of Directors on changes to corporate governance policies and procedures. The Corporate Governance Committee met one time during the last year.

     The Board of Directors met formally four times during the last fiscal year. During the last fiscal year, all directors attended at least 75% of the total number of meetings of the Board of Directors, and each committee member attended at least 75% of the total number of meetings held by all committees on which he served.

SHAREHOLDER RELATIONS AND FEEDBACK

     All inquiries from shareholders and the investment community are referred initially to the Corporation's Chief Executive Officer, who ensures that the Corporation provides a satisfactory reply to the inquiry. The Corporation believes that its communications are sufficient and responsive.

                         COMPENSATION COMMITTEE REPORT

     The compensation policy of the Corporation for determining executive compensation is performance based and focuses on management's fundamental objective of maximizing long-term shareholder value. The Corporation's executive compensation consists of a base salary, an annual bonus, and/or long-term equity-based incentives in the form of stock options. To date, no specific formulae have been developed to assign specific weighting to each of these components. The Corporation's compensation philosophy is to foster entrepreneurship at all levels of the organization by making long-term equity-based incentives, through the granting of stock options, a significant component of executive compensation. As a result a significant portion of executive compensation relies on the Corporation's common share price achieving satisfactory long-term performance. The Compensation Committee uses third party compensation data to assist with salary determinations and to assist in assessing competitiveness of salaries paid by the Corporation. The Compensation Committee considers the amount and terms of outstanding options when determining whether and how many new option grants are to be made.

BASE SALARY

     The Compensation Committee reviews and approves the salary ranges for the Corporation's employees. Comparative data is accumulated from a number of external sources, including independent consultants. The policy for determining salaries for executive officers is consistent with the administration of salaries for all other employees. Base salaries for executives are determined by assessment of the executive's individual performance, the Corporation's performance and consideration of competitive compensation levels for the markets in which the Corporation operates.

BONUS

     The annual incentive component of executive's compensation relates to specific accomplishments during the year. Annual incentive compensation may be paid in cash, or common shares. The executive can receive a percentage of his salary within a set percentage range for the individual based on the contribution from the individual to the overall Company goals. For 2002, based on obtaining the specified corporate goals of reserve growth, cash and earnings targets as well as approval of development of two China fields, and an evaluation of the individual performance of each executive officer, the Corporation's executive officers were awarded a bonus, consisting of cash, in the upper range of the bonuses available to executive officers.

LONG-TERM COMPENSATION

     The Corporation has a broad-based employee stock option plan. The plan is designed to encourage stock ownership and entrepreneurship on the part of all employees and, in particular, all executive officers. The plan aligns the interests of executive officers with shareholders by linking a significant component of executive compensation to the long-term performance of the Corporation's common shares. Individual grants are determined by an assessment of an individual's current and expected future performance, level of responsibilities and the importance of his/her position with, and contribution to, the Corporation. The executive officers who are most involved in the evolution of the Corporation, be it through property acquisition, promotion or compliance, are the officers who are prioritized in terms of equity-based compensation. As such, Michael D. Watford is the officer who receives the greatest amount of equity-based compensation.

     In May 2002, the Compensation Committee established a Long-Term Incentive Compensation Plan to reward select officers and employees for achieving long-term performance objectives. The committee established a $3 million pool to be distributed in early 2005 based on three-year performance targets being satisfied. Annually, the committee will award percentages of the pool to participants based on pre-established targets. Vesting does not occur until the end of the three-year period. No awards have currently been made under the plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The same criteria used to evaluate the salaries, bonus, and long-term compensation of executive officers is also used to determine the compensation of Michael D. Watford, the Corporation's Chairman, Chief Executive Officer and President. Mr. Watford's base salary is set pursuant to an employment agreement between Mr. Watford and the Corporation. Mr. Watford's employment contract provides for an annual incentive compensation award ranging between 50% and 100% of Mr. Watford's salary. Based on Mr. Watford's leadership in attaining the corporate goals for 2002, Mr. Watford was awarded the maximum cash bonus under his employment agreement. In addition, as provided in his employment agreement, Mr. Watford was granted 250,000 common shares as a retention bonus. Such shares will vest in four equal parts at six-month intervals based on the terms and conditions of the 2000 Stock Incentive Plan.

                                          Mr. Robert E. Rigney
                                          Dr. W. Charles Helton
                                          Mr. James Nielson

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the consolidated financial statements of the Corporation with management and KPMG LLP, the Corporation's independent accountants. In particular, the Audit Committee met with KPMG LLP to discuss the following: the Corporation's decision to adopt US GAAP as its primary accounting methodology; SAS No. 99 pertaining to fraud disclosure in a Financial Statement Audit; EITF 02-3 pertaining to issues involved in accounting for derivative contracts held for trading purposes; and rules established or proposed for independent auditors derived from Sarbanes/Oxley Act, including proposed rules on internal certification process and audit committee independence. In addition, the Corporation has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, relating to the relationship between the Corporation and KPMG LLP which might bear on the auditor's independence, and has discussed with KPMG LLP its independence.

     In connection with the completion of the audit for the year ended December 31, 2002, the Audit Committee met with KPMG LLP to discuss the matters required to be discussed by Statement on Accounting Standards No. 61. As a result of the Audit Committee's review of the audited financial statements and its discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Commission.

     Upon the recommendation of the Audit Committee and in compliance with regulations of the AMEX, the Board of Directors adopted an Audit Committee Charter dated April 27, 2001 setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings (including the need for meetings in executive session) and the responsibilities of the Audit Committee. The Audit Committee amended the Charter in 2002 to include certain language setting out the reporting relationship of the Chief Financial Officer and the Comptroller/Financial Reporting Manager to the Audit Committee and the Audit Committee's access to those personnel. The revised Audit Committee Charter is set forth in Exhibit A to this proxy statement.

     In 2002, KPMG LLP provided services in the following categories and amounts:

Audit Fees..................................................   $90,000
Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees..............................................   $ 7,313

     The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence. The Board of Directors has appointed KPMG LLP, independent public accountants, for the examination of the accounts and audit of the financial statements of the Corporation for the year ending December 31, 2003.

                                          Mr. James Nielson
                                          Dr. William C. Helton
                                          Mr. James C. Roe

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     Each director of the Corporation is elected annually and holds office until the next Annual Meeting of the shareholders unless that person ceases to be a director before then. In the absence of instructions to the contrary, the shares represented by a properly completed proxy will, on a poll, be voted for the nominees herein listed. Each incumbent director identified in the table below is a nominee for election as director of the Corporation. Each of the nominees has consented to be nominated and have expressed their intention to serve if elected. Management does not contemplate that any of the nominees set out below will be unable to serve as a director.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information with respect to the directors and nominees for director and present executive officers of the Corporation. Please refer to the table under the heading "Beneficial Ownership of Securities -- Security Ownership of Certain Beneficial Owners and Management" for a summary of the number of common shares owned by each of the Corporation's directors and executive officers. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

                                                                                       POSITION
NAME                                     AGE       POSITION WITH THE CORPORATION        SINCE
----                                     ---       -----------------------------       --------
Michael D. Watford.....................  49    Chairman of the Board, CEO, President     1999
                                               and Director
Dr. William C. Helton..................  61    Director                                  1994
James E. Nielson.......................  72    Director                                  2001
Robert E. Rigney.......................  71    Director                                  2001
James C. Roe...........................  74    Director                                  2001
F. Fox Benton III......................  36    Chief Financial Officer                   2002
Charlotte Kauffman.....................  45    Corporate Secretary and General           1998
                                               Counsel
Stephen Kneller........................  48    Vice President, Exploration Domestic      1998
George M. Patterson....................  57    Vice President, Exploration               2001
                                               International
Brian Ault.............................  39    Vice President, Operations                2002

     Mr. Michael D. Watford has been the Corporation's Chairman of the Board, Chief Executive Officer, President and a Director since January 1999. From August 1997 until February 1999, Mr. Watford was a consultant in private practice. Prior to consulting, Mr. Watford was the President, CEO and director of Nuevo Energy Company, a public energy company from 1994 until 1997. Mr. Watford has been in the energy business for 27 years and has become familiar with virtually every aspect of the industry, holding senior management positions in natural gas sales, marketing, exploration and production, and corporate finance.

     Dr. William C. Helton has been a director of the Corporation since August 1994. Dr. Helton is a medical doctor and has been the President, Chief Financial Officer and a director of Enterprise Exploration & Production Inc., a private oil and gas exploration and development company, for more than 5 years.

     Mr. James E. Nielson has been a director of the Corporation since February 2001. Since 1992, Mr. Nielson has been the founder and owner of Nielson & Associates of Cody, Wyoming, an independent oil and gas firm. Prior to forming that company, Mr. Nielson formed JN Oil and Gas, a privately owned oil and gas exploration company, and remained its President and CEO until the sale of the company in 1992. Prior to that, Mr. Nielson had been director, Chief Executive Officer and President of Husky Oil from 1971 until 1979.

     Mr. Robert E. Rigney has been a director of the Corporation since June 2001, and has been a Consultant to the Corporation since January 2001. Prior to that, Mr. Rigney was the Chief Executive Officer and

Chairman of Pendaries Petroleum Ltd. since its inception in 1996. Mr. Rigney has been a diplomat, oil company executive and consultant in Asia for over 21 years.

     Mr. James C. Roe has been a director of the Corporation since January 2001. From 1996 until January 2001, Mr. Roe was a board member of Pendaries Petroleum Ltd. Prior to that, Mr. Roe was Vice President and Owner of Delta-X Corp., a high technology automation system used in oil producing operations until the sale of Delta-X Corp. in 1997. Mr. Roe has been retired since 1997.

     Mr. F. Fox Benton III has been the Corporation's Chief Financial Officer since May 6, 2002. Mr. Benton joined the Corporation in June 1999 as Vice President Corporate Development and Finance. Prior to that, Mr. Benton worked for small independent oil and gas companies primarily engaged in international exploration and production. From 1989 to 1995, Mr. Benton was with Walter International, Inc., a private international independent oil and gas company, and then worked for several other small independents thereafter. Mr. Benton's experience with these firms was in the areas of business development, operations management, finance and government relations.

     Ms. Charlotte Kauffman has been Corporate Secretary and General Counsel for the Corporation since January 1998. Ms. Kauffman was a legal and land consultant to the Corporation from May 1996 before becoming an employee. Prior to that, Ms. Kauffman worked as a land and legal consultant for LLOG Exploration Company from 1992 until 1996. Ms. Kauffman worked for Amoco Production Company from 1981 to 1992.

     Mr. Stephen Kneller has been Vice President, Exploration-Domestic since September 1998. Mr. Kneller joined the Corporation in 1997 as a geologist. Prior to that, Mr. Kneller worked in the exploration department for CNG Producing Co. and CNG Development Co. for 17 years. Mr. Kneller has worked the Green River Basin of Wyoming actively since 1992.

     Mr. George M. Patterson has been Vice President, Exploration-International since July 2001. Mr. Patterson has over 28 years experience as an exploration geologist and senior executive in international major exploration and production companies such as Mobil Oil, Cities Service and Kerr-McGee. Mr. Patterson served as Vice President International Exploration for Kerr-McGee from 1996 to 1999. Mr. Patterson was a consultant for various companies on international exploration and production projects between 1999 and 2001.

     Mr. Brian Ault has been Vice President, Operations since May 2002. Mr. Ault joined the Corporation in 1998 as an engineer. Prior to that, Mr. Ault worked as an engineer for Resource Services International, Burlington Resources and Red Willow Production Company focusing primarily on the Pinedale Anticline and Mesaverde area as well as the San Juan Basin.

                                  PROPOSAL II

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Corporation's Board of Directors has appointed KPMG LLP, certified public accountants, as the auditors to examine the financial statements of the Corporation for the fiscal year ended December 31, 2003, and to perform other appropriate accounting services and is requesting ratification of such appointment by the shareholders. A representative of KPMG LLP will be present at the Annual Meeting.

     Management recommends that the shareholders approve and ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003. Unless otherwise indicated, all properly executed proxies received by management will be voted for such ratification at the Annual Meeting. In the event that the shareholders do not ratify the appointment of KPMG LLP, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of the auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 31, 2003 will be permitted to stand unless the Board of Directors finds other reasons for making the change. It is understood that even if the selection of KPMG LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Corporation and its shareholders.

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 2004 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Corporation at our principal executive offices not later than January 3, 2004. The Corporation will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. If the date of the 2004 Annual Meeting is changed by more than 30 days from the date of the 2003 Annual Meeting, the deadline for submitting proposals to be included in management's 2004 proxy statement is a reasonable time before the Corporation begins to print and mail its proxy materials for its 2004 Annual Meeting.

     The persons named in the Corporation's form of proxy for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Corporation does not receive notice by March 18, 2004. If the Corporation changes the date of its 2004 Annual Meeting by more than 30 days from the date of the 2003 Annual Meeting, the persons named in the Corporation's 2004 proxy statement will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Corporation mails its proxy materials for the 2004 Annual Meeting of Shareholders.

     If the date of the 2004 Annual Meeting is advanced or delayed by more than 30 calendar days from the date of the 2003 Annual Meeting, the Corporation shall, in a timely manner, inform shareholders of such change, by including a notice, under Item 5, in its earliest possible quarterly report on Form 10-Q. The notice will include the new deadline for submitting proposals to be included in the Corporation's 2004 proxy statement and the new date for determining whether the Corporation may exercise discretionary voting authority because it has not received timely notice of a matter.

     In order to avoid controversy as to the date on which the Corporation receives any such proposal, it is suggested that shareholders submit their proposals by certified mail, return receipt requested, or other means that permit them to prove the date of delivery.

                                 OTHER MATTERS

     At the Annual Meeting, shareholders will receive and consider the consolidated financial statements of the Corporation for the year ended December 31, 2002 and the auditor's report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

     Management knows of no amendment or other matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the accompanying proxy will be voted on such matter at the discretion of the person or persons voting the proxy.

     All information contained in this proxy statement relating to the occupations, affiliations and securities holdings of directors and officers of the Corporation and their relationship and transactions with the Corporation is based upon information received from the individual directors and officers.

                                                                       EXHIBIT A
                             ULTRA PETROLEUM CORP.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

GENERAL

     The role of the Audit Committee of Ultra Petroleum Corp. (the "CORPORATION") is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     - Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Reviewing and appraising the audit efforts of the Corporation's independent accountants.

     - Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

     The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the American Stock Exchange. Directors who are affiliates of the Corporation, or officers or employees of the Corporation or of its subsidiaries, will not be considered independent.

     All members of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

     The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

RELATIONSHIP WITH MANAGEMENT

     The Corporation's financial management, in particular the Chief Financial Officer and the Comptroller/ Financial Reporting Manager shall report directly to the Committee regarding the financial matters of the Corporation as they relate to the responsibilities of the Committee, including but not limited to, those responsibilities as set out in this Charter. Also any one or all of the members of the Committee shall have direct access to the Chief Financial Officer and Comptroller/Financial Reporting Manager at anytime he or they deem necessary.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  DOCUMENTS/REPORTS REVIEW

     1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

     2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  INDEPENDENT ACCOUNTANTS

     1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

     2. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

     3. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

     4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     5. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

  CONSULTANTS

     The Committee may retain at such times and on such terms as the Committee determines, in its sole discretion, and at the Corporation's expense special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

  FINANCIAL REPORTING PROCESSES

     1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

     2. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     4. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     5. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     6. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     7. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  ETHICAL AND LEGAL COMPLIANCE

     1. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     2. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                          Adopted by Resolution of the Board of
                                          Directors

                                          January 17, 2003

                                      PROXY

                              ULTRA PETROLEUM CORP.
         363 N. SAM HOUSTON PARKWAY E., SUITE 1200, HOUSTON, TEXAS 77060

                 PROXY SOLICITED ON BEHALF OF THE MANAGEMENT OF
             THE CORPORATION FOR THE ANNUAL MEETING ON JUNE 5, 2003

         The undersigned hereby constitutes and appoints each of Michael Watford and Charlotte Kauffman, or instead of either of them, ____________________, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on the reverse side, all of the common shares of Ultra Petroleum Corp. held of record by the undersigned on April 22, 2003 at the Annual Meeting of Shareholders to be held at 10:00 a.m. CST, Houston, Texas on June 5, 2003, and at any adjournments or postponements thereof, on all matters coming before said Annual Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND RATIFICATION OF THE APPOINTMENT OF KPMG.

         MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.




                         (continued on the reverse side)

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

Please mark your votes as in this example.  [X]


1.       Election of Directors

         To vote for the election of the following directors:

                                                     FOR     AGAINST    ABSTAIN

         Michael D. Watford                          [ ]       [ ]        [ ]
         Dr. William C. Helton                       [ ]       [ ]        [ ]
         James E. Nielson                            [ ]       [ ]        [ ]
         Robert E. Rigney                            [ ]       [ ]        [ ]
         James C. Roe                                [ ]       [ ]        [ ]


                                                     FOR     ABSTAIN
2.       Appointment of KPMG LLP                     [ ]       [ ]

         To ratify the appointment of KPMG LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2003 and to authorize the directors to fix the auditor's remuneration.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please check this box if you plan to attend the Annual Meeting on June 5, 2003. [ ]


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such.

SIGNATURE                                               Date:
                  -----------------------------------        ------------------

SIGNATURE                                               Date:
                  -----------------------------------        ------------------